                                                                       EXHIBIT 4
                                   BORROWER
                        REPUBLIC GYPSUM COMPANY, INC.

THE PLAINS NATIONAL BANK (LOGO)

          5010 University                                       DISCLAIMER
        Lubbock,Texas 79413                                       OF ORAL
(806) 795-7131 "LENDER" Lubbock County                          AGREEMENTS

                                   ADDRESS
                        P O BOX 1307
                        HUTCHINSON, KS  67504
                         TELEPHONE NO.                   IDENTIFICATION NO.
                        316-727-2711

- - --------------------------------------------------------------------------------------------------------------------------------
       OFFICER                 INTEREST        PRINCIPAL AMOUNT/        FUNDING/          MATURITY         CUSTOMER        LOAN
      INITIALS                   RATE            CREDIT LIMIT        AGREEMENT DATE         DATE            NUMBER        NUMBER
- - --------------------------------------------------------------------------------------------------------------------------------
         052                   VARIABLE          $6,000,000.00          11/01/94          11/01/95                        969410
- - --------------------------------------------------------------------------------------------------------------------------------

Borrower and Lender (the "Parties") incorporate by reference into each of the documents executed in connection with the transaction described above, the following provision:

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.







Date: NOVEMBER 1, 1994

                                                        LENDER:    PLAINS NATIONAL BANK OF WEST TEXAS
                                                                   P 0 BOX 271
                                                        ___________________________________________________
                                                         DARRELL W. ADAMS
                                                         VICE PRESIDENT

BORROWER:  REPUBLIC GYPSUM COMPANY, INC.                BORROWER:

/s/ PHIL SIMPSON                                        ___________________________________________________
 PHIL SIMPSON
 CHAIRMAN OF THE BOARD

BORROWER:                                               BORROWER:

___________________________________________________     ___________________________________________________

BORROWER:                                               BORROWER:

___________________________________________________     ___________________________________________________

BORROWER:                                               BORROWER:

___________________________________________________     ___________________________________________________

                                    BORROWER
                         REPUBLIC GYPSUM COMPANY, INC.

THE PLAINS NATIONAL BANK  (LOGO)

          5010 University                                        DISBURSEMENT
        Lubbock,Texas 79413                                      INSTRUCTIONS
(806) 795-7131 "LENDER" Lubbock County

                                   ADDRESS
                        P O BOX 1307
                        HUTCHINSON, KS  67504
                         TELEPHONE NO.                   IDENTIFICATION NO.
                        316-727-2711

- - --------------------------------------------------------------------------------------------------------------------------------
       OFFICER                 INTEREST        PRINCIPAL AMOUNT/        FUNDING/          MATURITY         CUSTOMER        LOAN
      INITIALS                   RATE            CREDIT LIMIT        AGREEMENT DATE         DATE            NUMBER        NUMBER
- - --------------------------------------------------------------------------------------------------------------------------------
         052                   VARIABLE          $6,000,000.00          11/01/94          11/01/95                        969410
- - --------------------------------------------------------------------------------------------------------------------------------

                                                         Dated: NOVEMBER 1, 1994

Borrower has borrowed money from Lender indicated above pursuant to a PROMISSORY NOTE dated NOVEMBER 1, 1994

Borrower hereby instructs Lender to disburse the initial or complete proceeds from the PROMISSORY NOTE in the following manner:

            TITLE EXAMINATION                                              n/a
            TITLE INSURANCE COMPANY                                        n/a
            APPRAISAL FEE                                                  n/a
            PAID TO PUBLIC OFFICIALS                                       n/a
            ATTORNEY FEES                                                  n/a
            MORTGAGE REGISTRATION FEE                                      n/a
            CREDIT REPORTING FEE                                           n/a
            PAID TO                                                        n/a
            PAID TO                                                        n/a
            PAID TO                                                        n/a
            PAID TO                                                        n/a
            PAID TO                                                        n/a


BORROWER: REPUBLIC GYPSUM COMPANY, INC.                 BORROWER:

/s/ PHIL SIMPSON                                        ___________________________________________________
 PHIL SIMPSON
 CHAIRMAN OF THE BOARD

BORROWER:                                               BORROWER:

___________________________________________________     ___________________________________________________

BORROWER:                                               BORROWER:

___________________________________________________     ___________________________________________________

BORROWER:                                               BORROWER:

___________________________________________________     ___________________________________________________

                                    BORROWER
                         REPUBLIC GYPSUM COMPANY, INC.

THE PLAINS NATIONAL BANK  (LOGO)

          5010 University                                        COMMERCIAL
        Lubbock,Texas 79413                                   REVOLVING OR DRAW
(806) 795-7131 "LENDER" Lubbock County                        NOTE-VARIABLE RATE

                                   ADDRESS
                        P O BOX 1307
                        HUTCHINSON, KS  67504
                        TELEPHONE NO.                    IDENTIFICATION NO.
                        316-727-2711

- - --------------------------------------------------------------------------------------------------------------------------------
       OFFICER                 INTEREST        PRINCIPAL AMOUNT/        FUNDING/          MATURITY         CUSTOMER        LOAN
      INITIALS                   RATE            CREDIT LIMIT        AGREEMENT DATE         DATE            NUMBER        NUMBER
- - --------------------------------------------------------------------------------------------------------------------------------
         052                   VARIABLE          $6,000,000.00          11/01/94          11/01/95                        969410
- - --------------------------------------------------------------------------------------------------------------------------------

                                 PROMISE TO PAY

FOR VALUE RECEIVED, Borrower promises to pay to the order of Lender indicated above the principal amount of SIX MILLION AND NO/100 Dollars ($6,000,000.00) or, if less, the aggregate unpaid principal amount of all advances made by the Lender to the Borrower, plus interest on the unpaid principal balance at the rate and in the manner described below. All amounts received by Lender shall be applied first to expenses, then to accrued unpaid interest, and then to outstanding principal, or in any other manner as determined by Lender, in Lender's sole discretion, as permitted by law.

INTEREST RATE: This Note has a variable rate feature. Interest on the Note may change from time to time if the Index Rate identified below changes. Interest shall be computed on the basis of 360 days per year (and in any event, 365 or 366 days per year during periods when the Maximum Lawful Rate which is defined on the reverse is in effect) and the actual number of days elapsed. So long as there is no default under this Note, interest on this Note shall be calculated at the variable rate of NO/1000 percent (0.000%) per annum over the Index Rate, provided that such rate shall not exceed the Maximum Lawful Rate. The Initial Index Rate is currently SEVEN AND 750/1000 percent (7.750%) per annum. Therefore, the initial interest rate on this Note shall be SEVEN AND 750/1000 percent (7.750%) per annum. Any change in the interest rate resulting from a change in the Index Rate will be effective on:
THE DATE THE INDEX RATE CHANGES

INDEX RATE: The Index Rate for this Note shall be: THAT CERTAIN RATE DESCRIBED AS THE HIGHEST PRIME RATE AND APPEARING IN THE SOUTHWEST EDITION OF THE WALL STREET JOURNAL AS ISSUED FROM TIME TO TIME

If the index becomes unavailable during the term of the loan, Lender may substitute another index which is similar.

MINIMUM RATE/MAXIMUM RATE: The minimum interest rate on this Note shall be n/a percent (n/a%) per annum. The maximum interest rate on this Note shall not exceed n/a percent (n/a%) per annum, or the Maximum Lawful Rate, whichever is less.

DEFAULT RATE: In the event of a default under this Note, the Lender may, in its sole discretion, determine that all amounts owing to Lender shall bear interest as follows: n/a or the Maximum Lawful Rate, whichever is less.

PAYMENT SCHEDULE: Borrower shall pay the principal and interest according to the following schedule:

         ON DEMAND, BUT IF NO DEMAND IS MADE, THEN INTEREST ONLY PAYMENTS BEGINNING DECEMBER 1, 1994 AND CONTINUING AT MONTHLY TIME INTERVALS THEREAFTER. A FINAL PAYMENT OF THE UNPAID PRINCIPAL BALANCE PLUS ACCRUED INTEREST IS DUE AND PAYABLE ON NOVEMBER 1, 1995.

All payments will be made to Lender at its address in the county described above and in lawful currency of the United States of America.

RENEWAL: If checked (X) this Note is given in renewal of, but not in novation or discharge of, Loan Number 969410.

SECURITY: To secure the payment and performance of obligations incurred under this Note, Borrower grants Lender a security interest in, and pledges and assigns to Lender all of Borrowers rights, title, and interest in all monies, instruments, and savings, checking, and other deposit accounts of Borrower's, (excluding IRA, Keogh, and trust accounts and deposits subject to tax penalties if so assigned), that are now or in the future in Lender's custody or control. Upon default, and to the extent permitted by applicable law, Lender may exercise its security interest in all such property which shall be in addition to Lender's right of common law setoff. ( ) If checked, the obligations under this Note are also secured by a lien and/or security interest in the property described in the documents executed in connection with this Note as well as any other property designated as security for this Note now or in the future.

PREPAYMENT: This Note may be prepaid in part or in full on or before its maturity date. If this Note contains more than one installment, all prepayments shall be applied as determined by Lender and as permitted by law.

REVOLVING OR DRAW FEATURE: This Note possesses a revolving or draw feature as indicated below.

(X) This Note possesses a revolving feature. Borrower shall be entitled to borrow up to the full principal amount of the Note from time to time during the term of this Note.

( ) This Note possesses a draw feature. Borrower shall be entitled to make one or more draws under this Note. The aggregate amount of such draws shall not exceed the full principal amount of this Note.

Lender shall maintain a written ledger of the amounts loaned to and repaid by Borrower under this Note. The aggregate unpaid principal amount shown on such ledger shall be rebuttable presumptive evidence of the outstanding principal amount owing and unpaid on this Note. The Lender's failure to record the date and amount of any advance on such ledger shall not limit or otherwise affect the obligations of the Borrower under this Note to repay the outstanding principal amount of the advances together with all accrued, unpaid interest thereon. Lender shall not be obligated to provide Borrower with a copy of the ledger on a periodic basis, however, Borrower shall be entitled to inspect or obtain a copy of the ledger during Lender's business hours.

CONDITIONS FOR ADVANCES: Borrower shall be entitled to borrow monies under this Note (subject to the limitations described above) under the following conditions:


________________________________________________________________________________

BORROWER ACKNOWLEDGES THAT BORROWER HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS NOTE INCLUDING THE PROVISIONS ON THE REVERSE SIDE. BORROWER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS NOTE.

THIS NOTE AND RELATED DOCUMENTS HAVE BEEN SIGNED IN THE COUNTY OF LENDER'S ADDRESS UNLESS OTHERWISE SPECIFIED:

NOTE DATE: NOVEMBER 1, 1994

BORROWER: REPUBLIC GYPSUM COMPANY, INC.                 BORROWER:

/s/ PHIL SIMPSON                                        ___________________________________________________
 PHIL SIMPSON
 CHAIRMAN OF THE BOARD

BORROWER:                                               BORROWER:

___________________________________________________     ___________________________________________________

BORROWER:                                               BORROWER:

___________________________________________________     ___________________________________________________

BORROWER:                                               BORROWER:

___________________________________________________     ___________________________________________________

                              TERMS AND CONDITIONS

1. COMPLIANCE WITH APPLICABLE LAW: It is Lender's intention to comply fully with Texas law, and federal law as applicable, regulating credit terms, interest, fees, charges, expenses, and other amounts. For purposes of determining Lender's compliance with such laws, the following shall apply to the extent permitted by law: (a) any contract, charge or receipt by Lender, whether occurring now or in the future, shall be strictly limited by this provision; (b) the "Maximum Lawful Rate" shall mean the maximum lawful ceiling, rate or amount that Lender could have contracted to charge or receive under Texas law or applicable federal law, whichever permits the highest maximum ceiling, rate or amount; (c) to the extent Texas Article 5069-1.04, as amended, provides the Maximum Lawful Rate, the "indicated rate ceiling" shall apply unless changed by Lender in accordance with Texas law; (d) Lender may calculate rates or amounts by aggregating, amortizing, prorating, allocating, and spreading amounts contracted for, charged or received over the full term of the transaction; (e) no contract, charge or receipt shall obligate Borrower or any obligor to pay any amount in excess of the Maximum Lawful Rate or waive any right under Texas Article 5069; and (f) any contract, charge or receipt that in the event of acceleration or under any other contingency purports to require the payment or collection of any amount in excess of the Maximum Lawful Rate shall automatically be reformed to not obligate Borrower or any other obligor to pay any amount in excess of the Maximum Lawful Rate. If Lender ever contracts for, charges or receives a rate or amount in excess of the Maximum Lawful Rate, the excess (whether denominated principal, interest or otherwise) shall be automatically subject to reallocation, cancellation, credit, application, or refund to eliminate any amount in excess of the Maximum Lawful Rate.

2. DEFAULT: Borrower will be in default under this Note in the event that Borrower or any guarantor:

   (a) fails to make any payment on this Note or any other indebtedness to Lender when due;
   (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Note or any other present or future written agreement regarding this or any indebtedness of Borrower to Lender;
   (c) provides or causes any false or misleading signature or representation to be provided to Lender;
   (d) allows any loss, diminution, or impairment of the physical condition, value, title, priority, possession, or control of any collateral securing this Note or Borrower's or Lender's rights therein, including, but not limited to, allowing any part of the collateral to be placed into receivership, removed, impaired, lost, stolen, destroyed, damaged, seized, confiscated or affected in any material way;
   (e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower, any guarantor, or any of their property;
   (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or
   (g)      causes Lender to deem itself insecure in good faith.

3. RIGHTS OF LENDER ON DEFAULT: If there is a default under this Note, Lender will be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

   (a) to declare the principal amount plus accrued interest under this Note and all other present and future obligations of Borrower immediately due and payable in full;
   (b) to collect the outstanding obligations of Borrower with or without resorting to judicial process;
   (c)      to lawfully and peaceably take possession of any collateral;
   (d) to require Borrower to deliver and make available to Lender any collateral at a place reasonably convenient to Borrower and Lender;
   (e) to sell, lease or otherwise dispose of any collateral and collect any deficiency balance in the manner permitted by law;
   (f) to set-off Borrower's obligations against any amounts due to Borrower including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and
   (g) to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender's rights are cumulative and may be exercised together, separately, and in any order.

4. DEMAND FEATURE: If this Note contains a demand feature, then notwithstanding anything to the contrary contained in this Note, Lender's rights with respect to the events of default identified above shall not be limited, restricted, impaired or otherwise adversely affected by the demand feature of this Note. Lender's right to demand payment, at any time and from time to time, shall be in Lender's sole and absolute discretion, whether or not any default has occurred.

5. FINANCIAL INFORMATION: Borrower will provide Lender with current financial statements including, but not limited to, balance sheets and profit and loss statements and other information upon request.

6. MODIFICATION AND WAIVER: The modification or waiver of any of Borrower's obligations or Lender's rights under this Note must be contained in a writing signed by Lender. Lender may perform any of Borrower's obligations or delay or fail to exercise any of its rights without causing a waiver of those obligations or rights. A waiver on one occasion will not constitute a waiver on any other occasion. Borrower's obligations under this Note shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any co-borrower or guarantor or any of its rights against any co-borrower, guarantor or collateral.

7. SEVERABILITY: If any provision of this Note violates the law or is unenforceable, the rest of the Note will remain valid.

8. ASSIGNMENT: Borrower will not be entitled to assign any of its rights, remedies or obligations described in this Note without the prior written consent of Lender which may be withheld by Lender in its sole discretion. Lender will be entitled to assign some or all of its rights and remedies described in this Note without notice to or the prior consent of Borrower in any manner.

9. NOTICE: Any notice or other communication to be provided to Borrower or Lender under this Note shall be in writing and sent to the parties at the addresses described in this Note or such other address as the parties may designate in writing from time to time.

10. APPLICABLE LAW: THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS. BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY COURT LOCATED IN THE COUNTY IN WHICH THIS NOTE IS SIGNED OR IN WHICH BORROWER RESIDES IN THE EVENT OF ANY LEGAL PROCEEDING UNDER THIS NOTE.

11. COLLECTION EXPENSES: If Lender hires an attorney (who is not a salaried employee of Lender) to assist in collecting any amount due or enforcing any right or remedy under this Note, Borrower agrees to pay Lender's reasonable attorneys' fees and collection costs subject to court award.

12. MISCELLANEOUS: This Note is being executed for commercial purposes. Borrower and Lender agree that time is of the essence. Borrower waives presentment, demand for payment, notice of intent to accelerate, notice of acceleration, notice of dishonor and protest. All references to Borrower in this Note shall include all of the parties signing this Note. If there is more than one Borrower, their obligations will be joint and several. This Note and any related documents represent the complete and integrated understanding between Borrower and Lender pertaining to the terms and conditions of those documents.

13. ADDITIONAL TERMS:

                                   BORROWER
                        REPUBLIC GYPSUM COMPANY, INC.

THE PLAINS NATIONAL BANK (PNB LOGO)
- - -----------------------------------
            5010 University
         Lubbock, Texas 79413                                   COMMERCIAL
(806) 795-7131 "LENDER" Lubbock County                             LOAN
                                                                AGREEMENT
                                    ADDRESS
                P O BOX 1307
                HUTCHINSON, KS 67504
                TELEPHONE NO.             IDENTIFICATION NO.
                316-727-2711

              GRANTOR                              OWNER OF COLLATERAL



              ADDRESS                                    ADDRESS

TELEPHONE NO.     IDENTIFICATION NO.        TELEPHONE NO.     IDENTIFICATION NO.


                                   AGREEMENTS

1. FINANCING. Subject to the following conditions, Lender shall provide Borrower with the advances, loans and/or other financial accommodations identified in Schedule A, as may be amended from time to time, which is incorporated into this Agreement by this reference, as well as any other loans and/or financial accommodations that Borrower and Lender may agree to in writing.

Such advances, loans and/or other financial accommodations shall be evidenced and, if applicable, guarantied by guarantors pursuant to and/or secured by collateral set forth in loan documents that are acceptable to Lender in its sole discretion including, but not limited to, the documents identified in Schedule B, as amended from time to time (collectively "Loan Documents"), which is incorporated into this Agreement by this reference.

Borrower shall pay to Lender the principal, interest, fees, expenses and any other amounts pertaining to the advances, loans and/or other financial accommodations as described in this Agreement and the Loan Documents.

2. GUARANTIES AND COLLATERAL.

         a.  GUARANTIES. / / If checked, Borrower shall cause:

         whose tax identification and/or social security number(s) is _________ ______________ and who is a resident of the State(s) of ______________
         ___________ or a _______________________ duly organized, validly existing, and in good standing under the laws of the State(s) of _____ _____________; to jointly and severally, absolutely and unconditionally guaranty the payment and performance of all of the Borrower's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants to Lender as described in this Agreement and the Loan Documents; and

         whose tax identification and/or social security number(s) is _________ ______________ and who is a resident of the State(s) of ______________
         ___________ or a _______________________ duly organized, validly existing, and in good standing under the laws of the State(s) of _____ _____________; to jointly and severally, absolutely and unconditionally guaranty the payment and performance of all of the Borrower's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants to Lender as described in this Agreement and the Loan Documents; and

         whose tax identification and/or social security number(s) is _________ ______________ and who is a resident of the State(s) of ______________
         ___________ or a _______________________ duly organized, validly existing, and in good standing under the laws of the State(s) of _____ _____________; to jointly and severally, absolutely and unconditionally guaranty the payment and performance of all of the Borrower's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants to Lender as described in this Agreement and the Loan Documents; and

         whose tax identification and/or social security number(s) is _________ ______________ and who is a resident of the State(s) of ______________
         ___________ or a _______________________ duly organized, validly existing, and in good standing under the laws of the State(s) of _____ _____________; to jointly and severally, absolutely and unconditionally guaranty the payment and performance of all of the Borrower's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants to Lender as described in this Agreement and the Loan Documents; (collectively "Guarantor").

         b. COLLATERAL.

         Borrower shall grant and/or cause:
         Owner of Collateral identified above whose tax identification and/or social security number(s) is ___________________________ and who is a resident of the State(s) of ____________________ or a ________________
         duly organized, validly existing, and in good standing under the laws of the State(s) of _______________________; and/or Grantor identified above who tax identification and/or social security number(s) is _____ ____________________ and who is a resident of the State(s) of ________
         _________________ or a _______________________ duly organized, validly existing, and in good standing under the laws of the State(s) of _____ _____________; (collectively Owner of Collateral and Grantor identified above will be referred to as "Debtor") to grant

         Lender a lien, security interest or other encumbrance upon the collateral (collectively "Collateral") belonging to the Borrower and/or any Debtors, as described in the Loan Documents to secure the payment and performance of all of the Borrower's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants to Lender as described in this Agreement and the Loan Documents.

3. SUPERIOR AND CONTINUING LIENS AND GUARANTIES.

         a. Superiority of Lender's Lien. The liens, security interests and other encumbrances granted to Lender shall be superior to any other liens, security interests, encumbrances and claims with respect to the Collateral (unless specifically noted otherwise in the Loan Documents).

         b. Guaranties, Liens and Other Encumbrances. The guaranties and liens, security interests, and other encumbrances described in the Loan Documents shall continue and not be released until all of the indebtedness, liabilities, obligations and covenants guarantied or secured thereby shall have been paid and performed in full and Lender shall not be obligated to provide any additional advances, loans or other financial accommodations to or for the benefit of Borrower (or, if applicable, any of the Debtors) of any kind.

4. CONDITIONS PRECEDENT. Lender's obligation to provide Borrower with any advances, loans and/or other financial accommodations shall be subject to the following conditions precedent. All of the information, UCC and lien searches, insurance policies, environmental risk assessments, opinion letters, and other materials and documents provided or to be provided to Lender and all of the actions taken or to be taken for the attachment, creation, perfection, recording, maintenance, subordination, release, termination, and giving of notice with respect to the liens, security interests, and other encumbrances in the Collateral shall be provided or taken at Borrower's expense:

         a. Evidence of Good Standing. Lender shall be provided with such written evidence of the Borrower and any Guarantors and Debtors' legal names and good standing, authorization to conduct business, and authorization to execute and perform their respective obligations under this Agreement and the Loan Documents as required by Lender;

         b. Execution and Delivery. Borrower shall execute and deliver this Agreement and cause any Guarantors and Debtors to execute and deliver to Lender the Loan Documents in a form acceptable to Lender;

         c. Authorization. Lender shall be provided with such written evidence as required by Lender that the representatives of the Borrower and any Guarantors and Debtors are authorized to execute this Agreement and the Loan Documents on behalf of those parties and bind the Borrower and any Guarantors and Debtors to the terms and conditions set forth therein;

         d. Liens. Lender's liens, security interests, and other encumbrances upon the Collateral shall be attached, created, filed, perfected and recorded in accordance with applicable law and notice of such liens, security interests and encumbrances shall be provided to such parties as required by Lender;

         e. Lien Searches. Lender shall be provided with UCC searches, title insurance policies, or other written evidence as required by Lender with respect to the validity, enforceability and priority of its liens, security interests and other encumbrances upon the Collateral;

         f. /s/ PS

         g. Legal Opinions. Lender shall be provided with such opinions of legal counsel as required by Lender;

         h. Financial Information. Borrower shall provide and cause any Guarantors and Debtors to provide Lender with such financial information and business records as required by Lender in its sole discretion. Such financial information and business records shall be acceptable to Lender in its sole discretion and shall not cause Lender to believe in good faith that the Borrower or any Guarantors or Debtors shall not be able to perform its respective obligations under this Agreement or the Loan Documents;

         i. Absence of Breach. All the respective representations and warranties of the Borrower or any Guarantor or Debtor under this Agreement or the Loan Documents shall be true and correct on and as of the date of the execution of those documents or date of any initial advances and/or extensions of the loans and/or other financial accommodations described therein;

         j. Absence of Events of Default. No other event of default shall exist under this Agreement or the Loan Documents nor shall any circumstances exist that would constitute such an event of default except for notice or the passage of time or both on or before the execution of those documents or the initial advances and/or extensions of the loans and/or other financial accommodations described therein; and

         k. Other:

5. Representations, Warranties and Covenants. Borrower represents and warrants to and covenants with Lender that:

         a. Tax Identification. The tax identification and/or social security numbers of Borrower are as follows: Tax I.D. #751155922

         b. Borrowers Residency. Borrower is a resident of the State(s) of PS or a Corporation duly organized, validly existing and in good standing under the laws of the State(s) of DELAWARE and licensed to conduct business in all of the jurisdictions in which its business is conducted;

         c. Guarantor's Tax Identification and Residency. Guarantors are residents of the State(s) of or duly organized, validly existing and in good standing under the laws of the State(s) shown in Section 2 of this Agreement and licensed to conduct business in all of the jurisdictions in which their business is conducted. Guarantors' tax identification and/or social security numbers are those shown in Section 2 of this Agreement;

         d. Debtor's Tax Identification and Residency. Debtors are residents of the State(s) of or duly organized, validly existing and in good standing under the laws of the State(s) shown in Section 2 of this Agreement and licensed to conduct business in all of the jurisdictions in which their business is conducted. Debtors' tax identification and/or social security numbers are those shown in Section 2 of this Agreement;

         e. Ownership of Collateral. Borrower and any Debtors are and shall remain sole owners of their respective Collateral free of all tax and other liens, security interests, encumbrances and claims of any kind except for those specifically described in this Agreement and the Loan Documents;

         f. Location of Offices. The sole executive offices, places of business, offices where their business records are located, residences and domiciles of the Borrower and any Guarantors and Debtors are specifically described in this Agreement and the Loan Documents. Borrower shall immediately advise and cause any Guarantors and Debtors to immediately advise Lender in writing of any change in or addition to the foregoing addresses;

         g. Restructuring. Neither Borrower nor any Guarantor or Debtor shall become a party to any restructuring of its form of business or participate in any consolidation, merger, liquidation or dissolution* without obtaining Lender's prior written consent thereto;

         h. Beneficiaries. Each of the Guarantors and Debtors, if any, by virtue of their interest in or relation to Borrower, shall receive a substantial benefit from Lender's advances, loans and/or other financial accommodations to Borrower and such benefit shall constitute adequate consideration for the obligations assumed by any Guarantor and Debtors under this Agreement and the Loan Documents;

         i. Change of Name. Borrower shall provide and cause any Guarantors and Debtors to provide Lender with at least thirty
                 (30) or more days' prior written notice of the nature of any intended change in their respective names, or the use of any tradename, and when such change or use shall become effective;

         j. Location of Collateral. All of Borrower and any Debtors' property constituting a portion of the Collateral is and shall be located at Borrower and such Debtors' respective executive offices, places of business, residences and domiciles specifically described in this Agreement and the Loan Documents or at such locations to which Borrower and such Debtors have obtained Lenders prior written consent;

         k. Use of Collateral. Borrower shall use and cause any Debtors to use the Collateral solely in the ordinary course of their respective businesses, for the usual purposes intended by the manufacturer (if applicable), with due care, and in compliance with the laws, ordinances, regulations, requirements and rules of all federal, state, county and municipal authorities and insurance policies. Borrower shall not make and cause any Debtors to refrain from making any alterations, additions or improvements to the Collateral without the prior written consent of Lender. Without limiting the foregoing, all alterations, additions and improvements made to the Collateral shall be subject to the security interest belonging to Lender, shall not be removed without the prior written consent of Lender, and shall be made at Borrower and the Debtors' sole expense. Borrower shall take and cause any Debtors to take all actions and make any repairs or replacements needed to maintain the Collateral in good condition and working order;

         l. Insurance. Borrower shall maintain and cause any Debtors to maintain insurance on the Collateral in an amount and form and from such companies as are acceptable to Lender and/or specifically provided in the Loan Documents. The insurance policies shall require the insurance companies to provide Lender with at least 30 days' written notice before such policies are altered or cancelled in any manner. The insurance policies shall name Lender as a loss payee and provide that no act or omission of Borrower, any Debtor, or any other person shall affect the right of Lender to be paid the insurance proceeds pertaining to the loss or damage of the Collateral;

         m. Possession of Chattel Paper. Borrower shall provide and cause any Debtors to provide Lender with possession of all chattel paper and instruments constituting a portion of the Collateral and mark such chattel paper and instruments to reflect Lender's security interest therein;

         n. Enforceability of Certain Collateral. All of Borrower and any Debtors' accounts, contract rights, chattel paper, documents, general intangibles, instruments, and other rights and agreements constituting a portion of the Collateral are and shall be valid, genuine and legally enforceable obligations and rights belonging to Borrower and such Debtors against one or more third parties and are not and shall not be subject to any claim, defense, setoff or counterclaim of any kind;

         o. Substitution of Certain Collateral. Borrower shall not amend, modify, replace or substitute and shall cause any Debtors not to amend, modify, replace or substitute any account, contract right, chattel paper, document, general intangible, instrument, or other right or agreement constituting the Collateral without the prior written consent of Lender;

         p. Collection Practices. Borrower shall continue to apply and cause any Debtors to continue to apply their established credit policies with respect to all future credit transactions. Borrower shall use and cause any Debtors to use their best efforts to collect from their account debtors and other third parties, as and when due, any and all amounts owing under or with respect to each account, contract right, document, general intangible, instrument or other agreement (including, without limitation, engaging legal assistance to collect delinquent obligations from their account debtors and other third parties) and apply the collected amounts against the outstanding balances on those obligations and agreements;

         q. Records. Borrower shall maintain and cause any Guarantors and Debtors to maintain complete and accurate books and records of their respective financial conditions, businesses and properties and with respect to the Collateral and such records shall be maintained at the following location(s):

                 811 EAST 30TH AVENUE HUTCHINSON, KANSAS 67502-4341 PS

                 * IN WHICH IT IS NOT THE SURVIVING PARTY

         r. Financial Information. Borrower shall deliver and cause any Guarantors and Debtors to deliver to Lender such financial statements, data and other information describing and pertaining to their respective financial conditions, businesses and properties and the Collateral as Lender shall request from time to time;

         s. Inspection of Records. Borrower shall permit and cause any Guarantors and Debtors to permit officers, agents and employees of Lender to examine their business and financial records and properties and the Collateral and to discuss any issues pertaining to their business operations, financial conditions or the Collateral with their officers, employees, accountants and other representatives and agents;

         t. Information. All information that has been and shall be provided to Lender by or on behalf of Borrower or any Guarantor or Debtor is and shall be true and correct and does not and shall not omit any material fact necessary to make such information not misleading. Neither Borrower nor any Guarantor or Debtor is aware of any fact which has or might have a material and adverse effect on their business operations, financial conditions, or assets or the Collateral or have failed or shall fail to disclose any material facts to Lender that might be relevant to Lender's decision to enter into or continue to advance money or provide financial accommodations under this Agreement or any of the Loan Documents;

         u. Obligations. By its execution of this Agreement and each Loan Document, Borrower shall acknowledge that such agreements constitute its legal and binding obligations that are fully enforceable in accordance with their respective terms and conditions;

         v. Conflict of Laws. Borrower and any Guarantors and Debtors' execution of this Agreement and the Loan Documents and performance of their respective obligations thereunder does not and shall not conflict with the provisions of any statute, regulation, ordinance, rule of law, contract or other agreement which may now or hereafter be binding on those entities;

         w. Repayment. Borrower and any Guarantors and Debtors shall duly and punctually repay the advances, loans and other financial accommodations evidenced by this Agreement and the Loan Documents and perform all of their other respective obligations thereunder;

         x. Default in Other Obligations. Neither Borrower nor any Guarantor or Debtor are or shall be in default under any material loan agreement, indenture, mortgage, security agreement or other agreement or obligation to which they are a party or by which any of their respective properties may be bound;

         y. Litigation and Claims. No action or proceeding is or shall be pending or threatened against Borrower or any Guarantor or Debtor which might result in any material and adverse change in their respective business operations or financial conditions or materially affect the Collateral and there are and shall be no outstanding judgments against Borrower or any Guarantor or Debtor;

         z.

         aa.

         ab. Insider Loans. Borrower shall not make a loan to any of its shareholders, directors, officers or employees or any other person outside the ordinary course of Borrower's business without the prior written consent of Lender;

         ac. Capital or Leasehold Expenditures. Borrower shall not make any capital or leasehold expenditures in excess of: FIFTEEN MILLION AND NO/100 ($15,000,000.00) during any twelve (12) month period without the prior written consent of Lender;

         ad. Solvency. Borrower and any Guarantors and Debtors are solvent and shall continue to be solvent after the execution of this Agreement and the Loan Documents and the creation of Lender's security interest in the Collateral, are able and shall be able to pay their debts as they mature, and have and shall have sufficient capital to conduct their businesses and other financial transactions;

         ae. Tax Returns. Borrower and each Guarantor or Debtor has filed and shall file all tax returns required to be filed by federal, state or local law (including, but not limited to, all income, franchise, employment, property and sales tax returns) and has paid and shall pay all of the tax liabilities and other fees and assessments charged against that entity or its property when due. Neither Borrower nor any Guarantor or Debtor knows of any pending investigation of those entities by any taxing or other governmental authority or of any pending but unassessed tax liability or other fee or assessment owing by those entities;

         af. Margin Stock. Neither Borrower nor any Guarantor or Debtor is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System), and no part of the loans and/or other financial accommodations provided by Lender under this Agreement or any of the Loan Documents shall be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock. Neither Borrower, any Guarantor or Debtor, nor any person acting on their behalf has taken or shall take any action that might cause the transactions contemplated by this Agreement or the Loan Documents to violate Regulations G, T, U or X or to violate the Securities Exchange Act of 1934, as amended;

         ag. Compliance with ERISA. Borrower and any Guarantors and Debtors have complied and shall comply with all applicable minimum funding and other requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and there are and shall be no existing conditions that would give rise to liability thereunder including, without limitation, any current or potential withdrawal liability from a multiemployer plan (as defined in Section 3(37) of ERISA). No reportable event (as defined in Section 4043 of ERISA) has occurred or shall occur in connection with any employee benefit plan of those entities that might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation or for the appointment of a trustee to administer that plan. Borrower shall immediately provide and cause such Guarantors and Debtors to immediately notify Lender of any fact (including, but not limited to, any "reportable event" as that term is defined in Section 4043 of ERISA) arising in connection with any employee benefit plan belonging to those entities which might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation or for the appointment of a trustee to administer that plan and, following such notification, Borrower shall provide or cause such Guarantors and Debtors to provide Lender with any additional information or documents as may be requested by Lender with respect thereto;

         ah. Investment Company. Neither Borrower nor any Guarantor or Debtor is or shall be an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

         ai. Holding Companies and Affiliates. Neither Borrower nor any Guarantor or Debtor is or shall be a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended;

         aj. Compliance with Applicable Environmental Law. Borrower, each Guarantor and Debtor, and their respective properties are and shall be in compliance with all applicable environmental, health and safety laws, rules and regulations and neither Borrower nor any Guarantor or Debtor is or shall be subject to any liability or obligation for remedial action thereunder. No investigation or inquiry by any governmental authority is or shall be pending or threatened against Borrower, any Guarantor or Debtor, or any of their respective properties with respect to any toxic, waste, toxic substance or Hazardous Material as defined herein. No Hazardous Materials are or shall be located on or under Borrower or any Guarantor or Debtor's properties. Neither Borrower, nor any Guarantor or Debtor has caused or permitted or shall cause or permit any toxic or hazardous waste or substance to be stored, transported, or disposed of on or under or released from any of its properties. The term "Hazardous Materials" shall mean any substance, material, or waste which is or becomes regulated by any governmental authority including, but not limited to; (i) petroleum, (ii) asbestos, (iii) polychlorinated biphenyls, (iv) those substances, materials or wastes designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act or listed pursuant to Section 307 of the Clean Water Act or any amendments or replacements to these statutes, (v) those substances, materials or wastes defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act or any amendments or replacements to that statute, or (vi) those substances, materials or wastes defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, or any amendments or replacements to that statute;

         ak. Compliance with Other Laws. Neither Borrower nor any Guarantor or Debtor has violated or shall violate any applicable federal, state, county or municipal statute, regulation or ordinance which may materially and adversely affect its respective business operations or financial condition or the Collateral. No event of default (or circumstances which, with notice or the passage of time or both, would constitute an event of default) has occurred or shall occur under this Agreement or the Loan Documents;

         al. Notification Regarding Events of Default. Without limiting any of the foregoing representations, warranties and covenants, Borrower shall immediately notify and cause any Guarantors and Debtors to immediately notify Lender of: (i) the occurrence of any event of default (or circumstances which, with notice or the passage of time or both, would constitute an event of default) under this Agreement or the Loan Documents, (ii) the commencement of any action, suit, or proceeding or any other matter that might have a material adverse effect on the Borrower, any Guarantor or Debtor, or the Collateral, (iii) any change in the management of Borrower, and (iv) any circumstances that might give rise to a claim, defense, setoff or counterclaim against Lender or with respect to the various rights and obligations described in this Agreement and the Loan Documents;

         am. Commercial Purpose. This Agreement and the Loan Documents and the obligations described therein are executed and incurred for commercial and not for personal, family, or household use and all proceeds of Lenders loan and other financial accommodations to Borrower shall be used exclusively in the Borrower's business and for no other purpose;

         an. Lender's Influence. Lender has not exercised or attempted to exercise, directly or indirectly, any degree of control or influence of any kind whatsoever over the internal business operations or financial affairs of Borrower, or to the best of its knowledge, any Guarantor or Debtor and Borrower shall immediately notify and cause any Guarantors and Debtors to immediately notify Lender in writing of any actions that they consider to constitute an exercise or attempt to exercise such control or influence in the future. Lender has not acted as a business, investment or financial consultant or advisor to Borrower or any Guarantor or Debtor. Borrower shall notify and cause such Guarantors and Debtors to notify Lender in writing of any attempt by Lender to act as a consultant or advisor to those entities in the future;

         ao. Lender's Duty. Lender does not have and shall not have any fiduciary or similar duty to Borrower, or to the best of its knowledge, any Guarantor or Debtor;

         ap. Lender's Relationship. Lender has not participated and shall not participate in any type of joint venture or partnership with Borrower or, to the best of its knowledge, any Guarantor or Debtor and the execution and consummation of this Agreement and the Loan Documents and the transactions contemplated therein do not and shall not constitute or amount to a joint venture or partnership;

         aq. Lender Not an Agent. Except as expressly set forth in this Agreement or the Loan Documents, Lender has not acted and shall not act in any respect as the agent of Borrower or any Guarantor or Debtor for any purpose and no agency relationship has been or shall be created by the execution of this Agreement and the Loan Documents or the consummation of the transactions contemplated thereby;

         ar. Absence of Lender Representations. Except as expressly set forth in this Agreement or the Loan Documents, Lender has not made any representations or statements of material fact to Borrower or, to the best of its knowledge, any Guarantor or Debtor and such entities have not relied and shall not rely upon any representations or statements of Lender in connection with the negotiation, execution, delivery or effect of this Agreement or the Loan Documents or the consummation of the transactions contemplated thereby;

         as. Borrower's Agreement to Take Action. Borrower shall execute and deliver and cause any Guarantors and Debtors to execute and deliver to Lender any documents and take any actions as may be requested by Lender to carry out the intent and purposes of this Agreement and the Loan Documents and the transactions contemplated thereby and to preserve and perfect Lender's liens, security interests and other encumbrances in the Collateral; and

         at. NOT TO PLEDGE. BORROWER SHALL NOT PLEDGE OR ENCUMBER THE ACCOUNTS RECEIVABLE OR INVENTORY PRESENTLY OWNED OR THAT IT MAY ACQUIRE BY ANY MEANS IN THE FUTURE.

6. PRESENTMENT, DEMANDS AND NOTICES. Borrower hereby waives and shall cause any Guarantors and Debtors to waive all of their respective rights to presentment, demand, protest, notice of intent to accelerate, notice of acceleration and other notices (including, but not limited to, notice of dishonor, default, non-payment, and the creation, existence and extension of any and all indebtedness and obligations under this Agreement and the Loan Documents and of any security and collateral therefor) to the maximum extent permitted by law.

7. DEFAULT. Borrower shall be in default under this Agreement and the Loan Documents in the event that Borrower, any Guarantor and Debtor, or any other party guarantying or securing the loans and/or other financial accommodations described therein:

         a.      fails to pay any obligation to Lender when due;

         b. fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Agreement or the Loan Documents or any other present or future written agreement;

         c. allows or causes the Collateral to be damaged in any material respect, destroyed, lost, stolen, seized, or confiscated;

         d. seeks to revoke, terminate or otherwise limit its liability to Lender; or

         e. causes Lender to deem itself insecure in good faith for any reason.

8. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Agreement or any of the Loan Documents, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

         a. Acceleration - to declare Borrower and any Guarantors or Debtors' obligations to Lender to be immediately due and payable in full (less any rebates or credits as applicable);

         b. Collection Without Judicial Process - to collect Borrower and any Guarantors or Debtors' outstanding obligations with or without resorting to judicial process;

         c. Delivery of Collateral - to require Borrower and any Debtors to deliver and make available to Lender any Collateral at a place reasonably convenient to Lender and those entities;

         d. Take Possession - to take immediate possession, management and control of the Collateral without seeking the appointment of a receiver;

         e. Collection of Proceeds - to collect all rents, issues, income, profits and proceeds from the Collateral until Borrower and any Guarantors and Debtors' obligations to Lender are satisfied in full;

         f. Appointment of Receiver - to apply for and obtain, without notice and upon ex parte application, the appointment of a receiver for the Collateral without regard to Borrower or any Guarantors and Debtors financial condition or solvency, the adequacy of the Collateral to secure the payment or performance of the obligations of those entities to Lender, or the existence of any waste to the Collateral;

         g. Foreclosure - to foreclose any deed of trust, mortgage, lien, security interest or other encumbrance on the Collateral;

         h. Setoff - to setoff Borrower and any Guarantors and Debtors' obligations to Lender against any amounts due to those entities including, but not limited to, the Borrower and Guarantors and Debtors' monies, instruments, and deposit accounts maintained with Lender; and

         i. Lender's Contractual Rights - to exercise all other rights available to Lender under the Loan Documents, any other written agreement, or applicable law.

Lender's rights are cumulative and may be exercised together, separately, and in any order. In the event that Lender institutes an action seeking recovery of any of the Collateral by way of a prejudgment remedy in an action against Borrower or Debtors, Borrower hereby waives and shall cause Debtors to waive the posting of any bond which might otherwise be required.

9. WAIVER OF EXEMPTIONS. Borrower hereby waives and shall cause any Debtors to waive all homestead exemptions and other exemptions, to the extent they may lawfully do so, to which those entities would otherwise be entitled with respect to the Collateral under any applicable law.

10. HOLD HARMLESS AND INDEMNIFICATION. Lender shall not be responsible for the performance of any of Borrower or any Debtors' obligations with respect to the Collateral under any circumstances.

Borrower hereby indemnifies and holds Lender harmless, and shall cause any Guarantors and Debtors to indemnify and hold Lender harmless, from all claims, damages, liabilities (including attorneys' fees and legal expenses), causes of action, actions, suits and other legal proceedings (cumulatively, "Claims") pertaining to their respective businesses or the Collateral (including, but not limited to, those Claims involving Hazardous Materials). Borrower shall immediately provide and cause any Guarantors and Debtors to immediately provide Lender with written notice of any such Claim. Borrower, upon the request of Lender, shall defend or cause such Guarantors and Debtors to defend Lender from such Claims, and pay the attorneys' fees, legal expenses and other costs incurred in connection therewith. In the alternative, Lender shall be entitled to employ its own legal counsel to defend such Claims at Borrower and/or such Guarantors and Debtors' cost.

11. REIMBURSEMENT FOR EXPENSES. Upon demand, Borrower shall immediately reimburse or cause any Guarantors and Debtors to immediately reimburse Lender for all amounts (including attorneys' fees and legal expenses) expended by Lender, to the extent permitted by applicable law, in the: (i) negotiation, preparation, amendment, extension, modification, replacement or substitution of this Agreement or the Loan Documents, (ii) the administration of the loans and other financial accommodations described in this Agreement and the Loan Documents, (iii) attachment, creation, filing, perfection, and recording of Lender's liens, security interests, and other encumbrances in the Collateral or any UCC and other searches and title or insurance policies in connection therewith, (iv) defense of the validity and priority of Lender's liens, security interests and other encumbrances against the Collateral, and (v) enforcement or defense of any obligation or the exercise of any right or remedy described in this Agreement or the Loan Documents. These sums shall bear interest at the lower of the highest rate described in any of the Loan Documents or allowed by law from the date of payment until the date of reimbursement and be secured by the Collateral.

12. APPLICATION OF MONIES. All payments to Lender made by or on behalf of Borrower or any Guarantors and Debtors or monies received by Lender from the Collateral or otherwise may be applied against any amounts paid by Lender in connection with the exercise of its rights or remedies described in this Agreement and the Loan Documents (including attorneys' fees and legal expenses together with interest at the rate described in the foregoing paragraph) and then to the payment of the remaining obligations under this Agreement and the Loan Documents in whatever order Lender chooses.

13. POWER OF ATTORNEY. Borrower hereby appoints and shall cause any Guarantors and Debtors, jointly and severally, to appoint Lender as their attorney-in-fact to endorse their names on all instruments and other documents payable to those entities. In addition, Lender shall be entitled, but not required, to perform any action or execute any document required to be taken or executed by Borrower or any Guarantors and Debtors under this Agreement or the Loan Documents. Lender's performance of such action or execution of such documents shall not relieve Borrower or any Guarantors and Debtors from any obligation to cure any default under this Agreement and the Loan Documents. The powers of attorney described in this paragraph are coupled with an interest and are irrevocable.

14. ESSENCE OF TIME. Borrower and Lender agree that time is of the essence with respect to this Agreement and the Loan Documents.

15. MODIFICATION AND WAIVER. The modification or waiver of any of Borrowers or any Guarantors and Debtors' obligations or Lender's rights under this Agreement or the Loan Documents must be contained in a writing signed by Lender. Lender may perform any of Borrowers or any Guarantors and Debtors' obligations or delay or fail to exercise any of its rights without causing a waiver of those obligations or rights. A waiver on one occasion shall not constitute a waiver on any other occasion. Borrowers and any Guarantors and Debtors' obligations to Lender under this Agreement and the Loan Documents shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any co-Borrower, Guarantor or obligor or any of its rights against any co-Borrower, Guarantor, obligor or Collateral.

16. SUCCESSORS AND ASSIGNS. This Agreement and the Loan Documents shall be binding upon and inure to the benefit of Borrower, Lender, and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees and devisees.

17. ASSIGNMENT AND PARTICIPATIONS. Borrower and any Guarantors and Debtors shall not be entitled to assign any of their rights, remedies or obligations described in this Agreement or the Loan Documents without the prior written consent of Lender which may be withheld by Lender in its sole discretion. Lender shall be entitled to grant participations in or assign some or all of its rights and remedies described in this Agreement and the Loan Documents without notice to or the prior consent of Borrower or any Guarantors and Debtors in any manner. Each actual or proposed participant or assignee shall be entitled to receive all information provided to Lender regarding Borrower, any Guarantors and Debtors, Collateral or otherwise pertaining to the loans and/or other financial accommodations evidenced by this Agreement and the Loan Documents.

18. NOTICES. Any notice or other communication to be provided under this Agreement or the Loan Documents shall be in writing and sent to the parties at the addresses described in this Agreement or the Loan Documents or such other address as the parties may designate in writing from time to time.





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
19. SEVERABILITY. If any provision of this Agreement or the Loan Documents violates the law or is unenforceable, the remainder of this Agreement and the Loan Documents shall continue to be valid and enforceable in all respects.

20. COMPLIANCE WITH APPLICABLE LAW. It is Lender's intention to comply fully with Texas law, and federal law as applicable, regulating credit terms, interest, fees, charges, expenses, and other amounts. For purposes of determining Lender's compliance with such laws, the following shall apply to the extent permitted by law: (a) any contract, charge or receipt by Lender, whether occurring now or in the future, shall be strictly limited by this provision; (b) the "Maximum Lawful Rate" shall mean the maximum lawful ceiling, rate or amount that Lender could have contracted to charge or receive under Texas law or applicable federal law, whichever permits the highest maximum ceiling, rate or amount; (c) to the extent Texas Article 5069-1.04, as amended, provides the Maximum Lawful Rate, the "indicated rate ceiling" shall apply unless changed by Lender in accordance with Texas law; (d) Lender may calculate rates or amounts by aggregating, amortizing, prorating, allocating, and spreading amounts contracted for, charged or received over the full term of the transaction; (e) no contract, charge or receipt shall obligate Borrower or any obligor to pay any amount in excess of the Maximum Lawful Rate or waive any right under Texas Article 5069; and (f) any contract, charge or receipt that in the event of acceleration or under any other contingency purports to require the payment or collection of any amount in excess of the Maximum Lawful Rate shall automatically be reformed to not obligate Borrower or any other obligor to pay any amount in excess of the Maximum Lawful Rate. If Lender ever contracts for, charges or receives a rate or amount in excess of the Maximum Lawful Rate, the excess (whether denominated principal, interest or otherwise) shall be automatically subject to reallocation, cancellation, credit, application, or refund to eliminate any amount in excess of the Maximum Lawful Rate.

21.   APPLICABLE LAW. EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION
OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF ANY SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS, THIS AGREEMENT SHALL BE SUBJECT TO AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PRINCIPLES. BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY COURT LOCATED IN THE COUNTY IN WHICH THIS NOTE IS SIGNED OR IN WHICH BORROWER RESIDES IN THE EVENT OF ANY LEGAL PROCEEDING UNDER THIS NOTE.

22. MISCELLANEOUS. All references to Borrower shall refer to all of the parties signing below. Borrower's obligations to Lender shall be joint and several. This Agreement and the Loan Documents represent the complete and integrated understanding between Borrower, any Guarantors or Debtors, and Lender pertaining to the terms and conditions of those documents and the loans and other financial accommodations described therein.

23.   ADDITIONAL TERMS.

       WORKING CAPITAL AND RATIO. BORROWER AGREES TO MAINTAIN WORKING CAPITAL OF NOT LESS THAN $7,000,000.00 AND A CURRENT RATIO OF NOT LESS THAN 1.8:1.

       STOCKHOLDERS EQUITY AND RATIO. BORROWER AGREES TO MAINTAIN
       STOCKHOLDERS EQUITY OF NOT LESS THAN $39,000,000.00 AND A LEVERAGE RATIO NOT TO EXCEED .5:1.

       ACCOUNTS RECEIVABLE AND INVENTORY REPORTING. BORROWER AGREES TO PROVIDE A CONSOLIDATED ACCOUNTS RECEIVABLE AGING REPORT AND A CONSOLIDATED INVENTORY VALUATION REPORT ON A MONTHLY BASIS WITHIN THIRTY (30) DAYS OF THE PREVIOUS MONTH-END.

       ADVANCES ON LOANS. BORROWER AGREES THAT ADVANCES AND ANY OUTSTANDING BALANCE ON THE REVOLVING LINE OF CREDIT WILL BE BASED ON 80% OF ELIGIBLE ACCOUNTS RECEIVABLE AND 50% OF INVENTORY VALUED AT COST. ELIGIBLE ACCOUNTS RECEIVABLE CAN BE DEFINED AS ACCOUNTS RECEIVABLE NINETY (90) DAYS OR LESS OUTSTANDING.

       FINANCIAL STATEMENTS. BORROWER AGREES TO PROVIDE AN AUDITED ANNUAL FINANCIAL STATEMENT FOR THE FISCAL YEAR ENDING JUNE 30, 1995 WITHIN NINETY (90) DAYS OF THE FISCAL PERIOD END AS WELL AS COMPANY PREPARED MONTHLY FINANCIAL STATEMENTS WITHIN THIRTY (30) DAYS OF THE PREVIOUS MONTH-END. BORROWER ALSO AGREES TO PROVIDE THE SEC FORM 10-K AND FORM 10-Q WITHIN A REASONABLE AMOUNT OF TIME FROM THE COMPLETION OF THE INFORMATION.



Dated this 1ST day of NOVEMBER, 1994.

This Agreement and related documents have been signed in the County of Lender's address unless otherwise specified:


                                             LENDER:  PLAINS NATIONAL BANK OF WEST TEXAS
                                                      P 0 BOX 271

                                             ________________________________________
                                             DARRELL W. ADAMS
                                             VICE PRESIDENT

BORROWER: REPUBLIC GYPSUM COMPANY, INC.      BORROWER:

/s/ PHIL SIMPSON
_______________________________________      ________________________________________
PHIL SIMPSON
CHAIRMAN OF THE BOARD

BORROWER:                                    BORROWER:

_______________________________________      ________________________________________


BORROWER:                                    BORROWER:

_______________________________________      ________________________________________


BORROWER:                                    BORROWER:

_______________________________________      ________________________________________

                                   SCHEDULE A



   INTEREST      PRINCIPAL AMOUNT/      FUNDING/         MATURITY       CUSTOMER        LOAN
     RATE          CREDIT LIMIT       AGREEMENT DATE       DATE          NUMBER        NUMBER
   --------      -----------------    --------------     --------       --------       ------
   VARIABLE       $6,000,000.00         11/01/94         11/01/95                       969410



                                   SCHEDULE B





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